TRUST AGREEMENT,  hereinafter  referred to as the  "Agreement,"  made as of
August  1,  1999,  by  and  between  MicroAge,   Inc.,  an  Arizona  corporation
(hereinafter referred to as the "Company"), and PRUDENTIAL TRUST COMPANY, a Pennsylvania corporation (hereinafter referred to as the "Trustee").

                               W I T N E S S E T H

     WHEREAS, the Company has determined to adopt or has adopted the MicroAge, Inc. Retirement Savings Plan (hereinafter referred to as the "Plan"), for the benefit of the participants and their beneficiaries as therein defined, under which the participants direct the investment of their account balances pursuant to ERISA Section 404(c); and

     WHEREAS, said Plan provides that contributions thereto may be held, IN TRUST, by a trustee subject to the provisions of an agreement to be entered into between the Company and the Trustee; and

     WHEREAS, the Company desires the Trustee to act, and the Trustee is willing to act, as Trustee of the Plan (hereinafter referred to as the "Trust") upon all of the conditions hereinafter set forth.

     NOW, THEREFORE, the Company and the Trustee agree as follows:

     SECTION 1. THE FUND. The Company hereby establishes with the Trustee a Trust, which shall consist of and be limited to such cash and other property acceptable to the Trustee as shall from time to time be received by the Trustee, together with the earnings and profits thereon provided, however, that the Trustee shall not accept: interests in real estate; limited partnership interests; or securities of the Company (or any of its affiliates) unless such securities are "qualifying employer securities" (as defined in the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). All such property received by the Trustee, the investments made therewith and proceeds thereof, and all earnings and profits thereof, less any payments or distributions which shall have been made by the Trustee pursuant to the terms of this Agreement, are referred to herein as the "Fund." The Fund shall be held and administered by the Trustee, IN TRUST, in accordance with the provisions of this Agreement. The Fund is intended to be a tax-exempt organization within the meaning of the Code section 501(a). The Plan and Fund together are intended to qualify under section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"). Any doubt in the construction or interpretation of this Agreement shall be resolved in favor of a construction or interpretation preserving such tax-exempt status and qualification. If the Plan or the Fund cease to qualify under the aforementioned Code sections by reason of some act or omission by the Company, the Company agrees to indemnify and hold harmless the Trustee against and from all liabilities, claims, demands, damages, costs, and expenses, including reasonable attorneys' fees, the Trustee may incur as a result of such disqualification.

     SECTION 2. ANTI-DIVERSION PROVISIONS. Except as may otherwise be permitted by law, at no time prior to the satisfaction of all liabilities under the Plan with respect to participants and their beneficiaries shall any part of the corpus or income of the Fund be used for or diverted to purposes other than for the exclusive benefit of such participants and their beneficiaries and for defraying the reasonable expenses of administering the Plan. Except as provided in the Plan, no part of the fund may revert to the Company. To the extent the Plan permits a reversion or the return of Company contributions, the Company may direct the Trustee to make an appropriate payment from the Fund, and the Trustee shall make such payment as soon as practicable after receipt of such direction. The Company's direction regarding a return of contributions shall specify (i) the reason the Company's contribution is being returned, which shall be consistent with the applicable requirements of the Code and ERISA, (ii) the amount of the contribution to be returned (less any Fund losses attributable thereto), and (iii) the date by which the payment of the Company must be made. The Trustee shall be entitled to rely on the Company's direction given pursuant to this section 2, and shall have no duty to inquire into the validity thereof. The Company agrees to indemnify and hold harmless the Trustee against and from all liabilities, claims, demands, damages, costs and expenses, including reasonable attorneys' fees, arising from the Trustee's compliance with any such direction.

     SECTION 3. DUTIES OF THE TRUSTEE. The Trustee shall have no authority, control or responsibility with respect to the Plan or Fund other than as specifically set forth in this Agreement or the Plan. The Trustee, through its agents or directly, shall have the following duties:

     (a) to hold, invest and reinvest the assets of the Fund solely in accordance with the investment directions transmitted in accordance with Section 5, provided, however, the Trustee may, in its discretion, delegate its custodial responsibility to a corporate trustee or insurance company.

     (b) to pay moneys to or at the direction of the Company, including, when the Company shall so direct, payments to the participants and their beneficiaries, or to an insurance company to provide, by the purchase of an annuity contract or otherwise, for the payment of benefits under the Plan; provided, however, that the Trustee shall not be responsible in any way for the application of such payments; and

     (c) subject to Section 5, to transfer assets of the Fund at the direction of the Company to any other trustee or to an insurance company selected to fund a Plan or, at the direction of the Company, to segregate such assets to be subject to the exclusive management and control of an investment manager (as such term is defined in Section 3(38) of ERISA) appointed by the Company. Any such investment manager shall direct the Trustee in place of the Company as provided hereunder with respect to the segregated assets.

     The Trustee shall be entitled to rely conclusively on any directions transmitted in accordance with this Section 3 or pursuant to Section 5 and shall be under no duty to inquire as to the propriety or correctness of any such direction. In the performance of the foregoing duties, the Trustee shall be entitled to all of the powers, privileges, limitations and immunities conferred on it under the following provisions of this Agreement and by law, and no duties or obligations shall be imposed upon the Trustee with respect to the Fund unless they have been specifically undertaken by the Trustee by the express terms of this Agreement. When determining the nature and extent of its responsibilities, the Trustee is not required to obtain or review the Plan. In the event of any conflict between the Plan and this Agreement relating to (i) the Trustee's rights, powers, responsibilities, or liabilities, or (ii) the allocation of responsibilities among the Plan Fiduciaries, the provisions of this Agreement shall control. The Trustee shall not be liable for the validity or legality of any changes made to the Plan by the Company.

     SECTION 4. LIMITATION OF DUTIES REGARDING PLAN ADMINISTRATION. In further illustration of the general limitation of the Trustee's duties contained in
Section 3, but not in limitation thereof, the Trustee shall not be responsible for:

     (a) the determination, computation or application of any Plan benefit,

     (b) the form, terms or issuer of any contract issued by an insurance company which it acquires for the Fund pursuant to paragraph (b) or paragraph
(c) of Section 3,

     (c) the performance of any functions as contract-holder under any contract issued by an insurance company which it may be directed to purchase and hold
(other than the execution of any documents incidental thereto on the instructions of the Company),

     (d) the terms of any other trust agreement which it is directed to enter into, on the order of the Company, or the selection of any additional, substitute or successor trustee thereunder,

     (e) the payment, or the enforcement of the payment, of any contribution to the Plan, or

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
     (f) the formulation or adequacy of the funding policy adopted by the Company to meet and discharge pension or other liabilities under the Plan, or

     (g) any other matter affecting the administration of the Plan by the Company or any other person or persons to whom responsibility for Plan administration is allocated or delegated pursuant to the terms of the Plan.

     SECTION 5. INVESTMENT OF THE FUND BY THE TRUSTEE. The Trustee shall have no authority with respect to the investment and reinvestment of the Fund except upon receipt of investment directions from the Company, or otherwise pursuant to the provisions of this Section or Sections 8 and 9.

     The Company shall be responsible for transmitting to the Trustee written instructions for the investment and reinvestment of the principal and income of the Fund in such shares and proportions as the Company, in its discretion and pursuant to the investment directions of the Plan participants, shall deem advisable. The Company shall also be responsible for determining the diversification policy with respect to the investment of Plan assets, for monitoring adherence to such policy, and for advising the Trustee with respect to its compliance with any investment limitations on employer or other securities or property contained in the Plan or imposed on the Plan by applicable statute.

     To the extent the purchase, sale, exchange, conveyance, transfer or disposition of any Fund asset results in proceeds which cannot be reinvested as directed prior to the close of business on the day of the transaction, the Company hereby directs Trustee to invest such "overnight" funds pursuant to its regularly established practices for the investment of overnight funds. In addition, if the Trustee holds Fund assets for which it has not received investment directions from the Company, the Company hereby directs Trustee to invest such assets in a money market fund managed by Prudential or an affiliate.

     The Trustee shall not comply with a Company direction to invest Fund assets in securities of the Company (or any of its affiliates) unless such direction includes instructions relating to the amount of cash the Trustee must maintain to satisfy any liquidity needs occasioned by the provisions of the plan respecting employer securities. Notwithstanding the preceding sentence, the Trustee shall not invest in securities of the Company (or any of its affiliates) unless such securities are "qualifying employer securities" (as defined in ERISA), nor shall the Trustee invest in any: interest in real estate; or limited partnership interest. The Trustee will not invest in or hold life insurance unless further administrative and cost arrangements, satisfactory to it, are negotiated with the Company.

     SECTION 6. COLLECTIVE TRUSTS. The Trustee may, at the direction of the Company, transfer from time to time, any part or all of the assets of the Fund to one or more common, collective or commingled funds (hereinafter referred to as the "Collective Trust") maintained by any corporate trustee including Prudential Trust Company for the collective investment of eligible employee benefit trusts. To the extent of the equitable share of the Fund in the Collective Trust, the Collective Trust shall be part of the Plan pursuant to which this Trust is administered.

     SECTION 7. POWERS OF THE TRUSTEE. In exercise of any powers conferred herein or applicable by law, the Trustee is authorized and empowered as directed by the Company:

     (a) to purchase, sell, exchange, convey, transfer or dispose of any securities or other property at any time held by it, in a public or private transaction and for cash or upon credit, or partly for cash and partly upon credit, and no person dealing with the Trustee shall be bound to see to the application of the purchase money or to inquire into the Trustee's authority to engage in any such transaction;

     (b) to purchase, sell, write or issue puts, calls or other options, to enter into futures contracts, forward placement contracts and standby contracts, and in connection therewith, to hold, pledge or deposit property required as collateral with any authorized agent or depository (including Prudential Trust Company);

     (c) to hold uninvested cash waiting investment and to maintain such additional cash balances as to meet anticipated distributions from or administrative costs of the Plan or the Fund, without incurring any liability for the payment of interest on such cash;

     (d) to vote in person or by proxy any securities held by it; to exercise conversion rights or rights to subscribe for additional securities, and to make any and all necessary payments therefor; to join in or to oppose the reorganization, recapitalization, consolidation, liquidation, sale or merger of corporations or properties in which it may be interested as Trustee;

     (e) To enter into repurchase agreements;

     (f) To purchase units or certificates issued by an investment company or pooled trust or comparable entity;

     (g) to hold one or more annuity contracts or other contracts in such form or forms, whether or not they are group contracts of such life insurance company or companies, as the Company shall specify, (hereinafter referred to as the "Contract" or the "Contracts"); and to take directions, evidenced by written instrument satisfactory to the Trustee, from the Company relating to any one or more of the functions normally required of the contract holder under the Contract or Contracts;

     (h) to cause any securities from time to time held by it (including Company securities) to be registered in or transferred into its name as Trustee or the name of its nominee or nominees, or to retain them unregistered or in a form permitting transferability by delivery, and to deposit or arrange for the deposit of the certificates representing such securities with a Federal Reserve Bank or with a central certificate depository located within or without the Commonwealth of Pennsylvania in a manner permitting transfer of ownership or other interests in such securities by bookkeeping entry on the books and records of such Bank or depository, but the books and the records of the Trustee shall at all times show that all such investments are part of the Fund; and to delegate to another party the right to execute buy and sell orders and trades of any Company securities which comprise a part of the Fund, provided that such orders and trades are directed by the Plan and executed in accordance with a written instrument which sets forth the rules governing such orders and trades;

     (i) to make, execute, acknowledge and deliver any and all documents of transfer and conveyance and any and all other instruments that may be necessary or appropriate to carry out the powers herein granted;

     (j) to employ suitable agents, depositories and counsel, domestic or foreign, to delegate to them powers vested in the Trustee hereunder which the Trustee deems necessary to carry out their duties, and to charge their reasonable expenses and compensation against the Fund;

     (k) to compromise, compound and settle any claim, debt or obligation due to or from it, as Trustee hereunder, and to reduce the rate of interest on, extend or otherwise modify, or to foreclose upon, default or otherwise enforce or abandon, any such obligation;

     (l) as directed pursuant to section 3 to make any distribution or transfer of Fund assets in cash or in kind;

     (m) to invest and reinvest the assets of the Fund in common with the assets of qualified employee benefit plans of the Company or its affiliates held, in trust, as separate trusts by the Trustee, provided, however, that the Trustee's records shall at all times show the equitable share of the Fund in such Company common fund;

     (n) to acquire and hold assets that are not publicly traded on a national exchange or over-the-counter with sufficient volume to permit valuation by reference to commonly published sources provided the Company obtains and transmits to the Trustee an independent appraisal of the assets, in form and substance acceptable to the Trustee in its sole discretion, from a nationally recognized firm experienced in providing such appraisal report, and such report is periodically updated in a timely fashion to permit the Trustee to carry out its valuation and accounting responsibilities hereunder;

     (o) to invest and reinvest the assets of the Fund in common with the assets of qualified employee benefits plans of the Company or its affiliates held, in trust, as separate trusts by the Trustee, provided, however, that the Trustee's records shall at all times show the equitable share of the Fund in such Company common Fund.

     Any  Contract  held by the  Trustee  pursuant to  subparagraph  (g) of this section 7 may provide for the allocation of amounts received by the insurance company thereunder solely to said insurance company's general account or solely to one or more of its separate accounts (including separate accounts maintained for the collective investment of assets of qualified retirement plans) or to the insurance company's general account and one or more of such separate accounts, provided that if any Contract shall provide for the allocation of amounts to one or more of such separate accounts, the Company may appoint the insurance company an investment manager to the extent that amounts held by the insurance company under the Contract shall be deemed Plan assets under ERISA and the rules and regulations thereunder. The insurance company, under any Contract, shall have exclusive responsibility for the investment and management of any amounts held under such Contract subject to the right of the Company to specify how amounts under the Contract are to be allocated among the accounts provided for in the Contract, provided that the insurance company may be given responsibility for determining the allocation of amounts among the various such separate accounts provided for in the Contract. The insurance company shall have all of the powers with the respect to the assets of the Plan held under a Contract as the Trustee has pursuant to Paragraphs (a) through (f) and (h) through (l) of this Section with respect to assets of the Fund held hereunder. Notwithstanding the foregoing, none of the assets held by an insurer under any Contract, whether or not they shall be deemed assets of the Plan under ERISA, shall be part of the Fund. The Trustee shall exercise the powers which it has as contract-holder under any Contract only when and in the manner directed by the Company.

     SECTION 8. LOANS. If the plan permits loans to the plan participants, the Trustee delegates to its affiliate, Prudential Investments Retirement Services, responsibility for holding and safeguarding the documents evidencing such participant loans. The Trustee will deem any direction to disburse Fund assets for a participant loan as a direction to transfer an equivalent amount of assets to a suspense account maintained by its affiliate, Prudential Investments Retirement Services, for disbursement as a loan thereunder.

     SECTION 9. DISBURSEMENTS. Pursuant to directions from the Company, the Trustee will keep a portion of the Fund in cash or cash balances as required for the proper administration of Plan disbursements, which amounts may be held in a separate suspense account maintained by its affiliate, Prudential Investments Retirement Services. The expense of operating and maintaining such suspense account will be charged against earnings, if any, of such suspense account but will not otherwise be charged back to the Fund to the extent expenses exceed earnings. The Company and Trustee hereby acknowledge that such earnings are never expected to exceed the expenses allocable to the suspense account.

     SECTION 10. COMPENSATION AND EXPENSES. The expenses incurred by the Trustee in connection with the administration or investment of the Fund, including fees for legal services rendered to the Trustee in connection with any matter arising out of or in connection with the performance of the Trustee's duties hereunder, the expense of a judicial accounting, such compensation to the Trustee as may be agreed upon from time to time between the Trustee and an officer of the Company, and all other proper charges and disbursements shall be paid by the Company, unless the Company and Trustee arrange for such compensation and expenses to be a charge against participants accounts. Anything in the preceding sentence to the contrary notwithstanding, the Company shall reimburse the Trustee for any such expenses if, for any reason, such expenses are not paid out of the Fund.

     SECTION 11. EXPENSES OF THE PLAN. The Company may direct the Trustee to pay out of the Fund other proper administrative expenses of the Plan, including auditors, actuaries, and consultants hired or retained by the Company.

     SECTION 12. TAXES. All Taxes of any and all kinds whatsoever that may be levied or assessed under existing or future laws upon or in respect to the Fund or the income thereof shall be paid from the Fund.

     SECTION 13. RELIANCE ON EXPERTS. The Trustee may consult with experts, including appraisers, legal counsel and professional accountants, selected with due care, with respect to the meaning and construction of this Agreement or any provision hereof, or concerning its powers and duties hereunder, and shall be protected for any action taken or omitted by it in good faith pursuant to the opinion of any such expert.

     SECTION 14. RECORDS. The Trustee, or its agent, shall keep separate, accurate and detailed accounting records of all investments, receipts, disbursements, distributions and other transactions of the Fund, which records shall be open to inspection and audit at the office of the Trustee by the Company and any other person designated by either at all reasonable times during normal business hours.

     SECTION 15. ANNUAL REPORTS. The Trustee or its agent, shall prepare an annual report which shall include: a list of all investments comprising the Fund at the end of the accounting period covered by the report (which shall be from the date of the last report through the end of the fiscal year of the Fund or the date of the removal or resignation of the Trustee, if earlier) showing the valuation placed on each investment by the Trustee as of the end of such period; a summary statement of investment changes since the last preceding report; all payments and distributions from the fund; and appropriate comments as to any investment in default as to principal or interest. Anything herein to the contrary notwithstanding, any valuations of any interest in a Collective Trust or in any policy or Contract issued by Prudential shall be made in accordance with the terms of and on the basis of the latest report of the Trustee of the Collective Trust or the insurance company, as the case may be.

     SECTION 16. FURNISHING ANNUAL REPORTS TO INTERESTED PERSONS. Copies of the annual reports shall be sent to Company within 90 days following the close of the fiscal year of the Fund.

     SECTION 17. REPORT EXPENSES. The compensation and expenses of accountants and auditors, other than auditors who are regular employees of Prudential Trust Company or its affiliates, shall be payable out of the Fund, in such reasonable amounts as the Trustee, in its discretion, deems appropriate.

     SECTION 18. ACCOUNT STATED. Unless the Company files with the Trustee a written statement of specific objections to the annual report showing gross negligence, willful misconduct or lack of good faith, the annual report shall become an account stated within 90 days from the date of the mailing of such report and the Trustee shall be forever released and discharged of and from any and all liability and accountability to any person interested in the Fund on account of transactions shown in such report.

     SECTION 19. JUDICIAL ACCOUNTINGS. In all events and at the expense of the Fund, the Trustee shall be entitled to a judicial settlement of its accounts by any court of competent jurisdiction.

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
     SECTION 20. NECESSARY PARTIES. In order to save the Fund from unnecessary expense, the only persons who shall be necessary parties in any action or proceeding under Section 19 or in any action or proceeding to enforce the Agreement shall be the Trustee and the Company.

     SECTION 21. SPECIAL AUDITS. Any special audits or reports required to be undertaken by the Trustee on account of the Fund, in addition to the annual report furnished pursuant to the foregoing provisions of this Agreement and other reports or statements regularly furnished by the Trustee to employee benefit trusts administered by it, shall be charged to and paid by the Fund.

     SECTION 22. RESIGNATION AND REMOVAL OF TRUSTEE. The Trustee may be removed by the Company at any time upon 60 days' notice in writing to the Trustee. The Trustee may resign at any time upon 60 days' notice in writing to the Company. Upon the removal or resignation of the Trustee, the Company shall appoint a successor trustee who shall have the same powers and duties as those conferred upon the Trustee hereunder and, upon acceptance of such appointment by the successor trustee, the Trustee shall assign, transfer and pay over the Funds, as then constituted, to such successor trustee. The Trustee is authorized, however, to reserve such sum of money, as to it may seem advisable, for payment of its fees and expenses in connection with the settlement of its account or otherwise, and any balance of such reserve remaining after the payment of such fees and expenses shall be paid over as hereinabove provided. The Trustee may, in its discretion, invest and reinvest such reserves in any investment or investment vehicle (including the Collective Trust) appropriate for the temporary investment of cash reserves of trusts. If for any reason the Company cannot or does not act in the event of the resignation or removal of the Trustee, the Trustee may apply to a court of competent jurisdiction for the appointment of a successor trustee or for instructions. Any expenses incurred by the Trustee in connection therewith shall be paid from the Fund as an expense of administration.

     SECTION 23. EVIDENCE OF COMPANY'S ACTIONS. Any action or direction by the Company pursuant to any of the provisions of this Agreement shall be in writing or via electronic or magnetic media submitted to the Trustee, or its agent; in form satisfactory to the Trustee or its agent. When such actions or directions are issued in a form that is not customarily used by the Trustee and its affiliates, such actions and directions shall be properly certified by an officer of the Company and the Trustee shall be fully protected and indemnified in acting in accordance therewith.

     SECTION 24. ADOPTION OF AGREEMENT BY AFFILIATES. With the consent of the Trustee, the Company may adopt the Trust as a trust under any other plan which it maintains for the benefit of its employees, or the employees of any subsidiary or affiliated corporation, provided such plan is a "qualified plan" within the meaning of Section 401 of the Code. The Company is solely responsible for ensuring the qualified status of the Plan and any such additional plans and that the tax-exempt status of the Fund is not thereby adversely affected. In addition, any such subsidiary or affiliated corporation, with the consent of the Company and the Trustee, may adopt the Trust as a trust under a qualified plan maintained by it by delivering to the Trustee a certified copy of a resolution of its Board of Directors to the effect that such corporation agrees to be bound by all the terms and conditions of this Agreement, as then in effect or thereafter amended, and constitutes the Company as its agent to exercise on its behalf all of the powers and authorities conferred on the Company under this Agreement, including, but not limited to, the power to terminate and amend this Agreement as hereinafter provided. The Company is solely responsible for supervising the process by which such affiliated employer participates in the Plan for ensuring the qualified status of the Plan and the tax-exempt status of the Fund is not thereby adversely affected. Nothing in this Section 24 is intended to cause a merger of the assets or liabilities of any plans. In the event that this Trust is adopted as a funding medium by any other plan maintained by the Company or a subsidiary or affiliated corporation, the Company shall maintain, or provide the Trustee with all information necessary to maintain, separate equitable shares evidencing the proportionate interest of each separate plan in the Fund.

     SECTION 25. WITHDRAWAL OF AFFILIATES OR PLANS. Any corporation (other than the Company) shall cease to be a party to this Agreement by delivering to the Trustee a certified copy of a resolution of its Board of Directors terminating its participation hereunder. In such event, or in the event of the termination or disqualification of a participating plan (including the Plan), or in the event of any transaction (such as a merger, sale, transfer of assets or the like) affecting any employees covered by any participating plan which has adopted the Trust, the Trustee shall segregate that portion of the Fund certified by the actuary designated by the Company as equal to the equitable shares of the Fund attributable to the employees affected by such termination or other transaction. Until directed otherwise by the Company, the Trustee shall continue to hold any portion of the Fund so segregated, IN TRUST, as a separate trust in accordance with the provisions of the Agreement, except that the corporation (or its successors or assigns) whose employees are affected by such termination or transaction shall be deemed to be the "Company" for all purposes of this Agreement.

     SECTION 26. AMENDMENT OR TERMINATION OF AGREEMENT. Subject to the provisions of Section 2, the Company reserves the right, at any time and from time to time, to terminate or amend, in whole or in part, any or all of the provisions of this Agreement by notice in writing delivered to the Trustee; provided, however, that no such amendment which affects the rights, duties or responsibilities of the Trustee shall become effective without its consent. In the event of the termination of the Plan or of the Trust, the Trustee shall continue to administer the Fund as herein provided until all of the purposes for which it has been established have been accomplished or dispose of the Fund after the payment or other provision for all expenses incurred in the administration and termination of the Trust (including any compensation to which the Trustee may be entitled), in accordance with the written order of the Company or any successor thereto. Until the final distribution of the Fund, the Trustee and the Company, or any successors thereto, shall continue to have and exercise all of the powers and discretion conferred upon them by this Agreement.

     SECTION 27. APPLICABLE LAW. To the extent that the State law shall not have been preempted by the provisions of ERISA, or any other laws of the United States heretofore or hereafter enacted, this Agreement shall be administered, construed and enforced according to the laws of the Commonwealth of Pennsylvania.

     SECTION 28. PROVISION OF PLAN DOCUMENTS. The Company shall provide the Trustee or its agent with copies of all documents then constituting any plan utilizing the Trust as a funding medium, and the latest determination letter issued by the Internal Revenue Service that such plan is a qualified plan within the meaning of the Section 401 of the Internal Revenue Code of 1986. The Trustee shall be entitled to rely upon the Company's attention to this obligation and shall be under no duty to inquire of the Company as to the existence of any documents not provided by the Company hereunder.

     SECTION 29. INDEMNIFICATION. In consideration of the Trustee's agreeing to enter into this Agreement, the Company hereby agrees to hold harmless Prudential Trust Company, individually and as Trustee under said Agreement, and its directors, officers, and employees, from and against all amounts, including without limitation taxes, expenses (including reasonable counsel fees), liabilities, claims, damages, actions, suits or other charges, incurred by or assessed against Prudential Trust Company, individually or as Trustee, or its directors, officers, or employees, (i) as a direct or indirect result of anything done in good faith, or alleged to have been done, by or on behalf of Prudential Trust Company in reliance upon the directions of the Company, or any Investment Manager appointed by the Company, or any person or committee authorized to act on behalf of the Company, or anything omitted to be done in good faith, or alleged to have been omitted, in the absence of such directions,
(ii) as a direct or indirect result of the failure of the Company or any person or committee to adequately, carefully or diligently discharge its responsibilities under the Plan, this Agreement, or applicable Department of Labor or Treasury regulations or rulings, or (iii) if the Trustee is named as a defendant in any lawsuit or other proceeding involving the Plan or the Fund for any reason including, without limitation, an alleged breach by the Trustee of its responsibilities under the Agreement, unless the final judgment entered in the lawsuit or proceeding holds the Trustee guilty of gross negligence, willful misconduct, or an intentional breach of fiduciary responsibility under ERISA. If the final judgment holds the trustee guilty of gross negligence, willful misconduct, or an intentional breach of fiduciary responsibility under ERISA, the Company hereby agrees to indemnify the Trustee only against liability in excess of the Trustee's allocable share of such liability. The Company further agrees that the undertakings made by it in this Agreement shall be binding on its successors or assigns and shall survive termination, amendment or restatement of this Agreement, or the resignation or removal of the Trustee.

     SECTION 30. INVALID PROVISIONS. If any paragraph, section, sentence, clause or phrase contained in this Agreement shall become illegal, null, or void, or against public policy, for any reason, or shall be held by any court of competent jurisdiction to be incapable of being construed or limited in a manner to make it enforceable, or is otherwise held by such court to be illegal, null, or void, or against public policy, the remaining provisions of this Agreement shall not be affected thereby.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.


                                        MICROAGE, INC.


                                        By:
                                            --------------------------------
                                            Title:

                                        Date:

Attest:


Title:


                                        PRUDENTIAL TRUST COMPANY


                                        By:
                                            --------------------------------
                                            Title:

Attest:

Title:

--------------------------------

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